UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2013

VAPOR CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-19001	84-1070932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Griffin Road, Dania Beach, Florida	33312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 766-5351

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

Effective December 31, 2013, Vapor Corp. (the “Company”) reincorporated to the State of Delaware from the State of Nevada (the “Reincorporation”) pursuant to a plan of conversion, dated November 21, 2013 (the “Plan of Conversion”).

Pursuant to the Plan of Conversion, the Reincorporation was effected by the Company filing (i) articles of conversion (the “Nevada Articles of Conversion”) with the Secretary of State of the State of Nevada, (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”).

The Reincorporation was effected in accordance with the Company’s obligation to reincorporate to the State of Delaware not later than December 31, 2013 under the Purchase Agreement dated as of October 22, 2013 (the “Purchase Agreement”) by and among the Company and the investors referred to therein, pursuant to which on October 29, 2013 the Company completed a private placement of 16,666,667 shares of Common stock at a per share price of $0.60 for gross proceeds of $10 million.(1)

Previously, on November 21, 2013, stockholders of the Company holding approximately 51.8% of the Company’s outstanding shares of common stock, as of November 21, 2013, approved by written consent in lieu of a special stockholders’ meeting the Reincorporation. Certain of these stockholders who approved the Reincorporation by written consent are parties to the Purchase Agreement and did so in accordance with their obligations to do so under the Purchase Agreement.

On December 9, 2013, the Company filed with the Securities and Exchange Commission (the “SEC”) a Definitive Information Statement on Schedule 14C (the “Information Statement”) to provide notice to the Company’s shareholders of record on November 21, 2013 of the Reincorporation. Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Reincorporation could not become legally effective any earlier than 20 days following the mailing date of the Information Statement (which date was December 9, 2013).

Under Nevada law, stockholders who did not approve the Reincorporation are entitled to dissenter’s rights of appraisal as a result of the Reincorporation. On or before January 10, 2014, the Company will send a written dissenter’s notice and form, accompanied by a copy of Nevada Revised Statutes 92A.300 – 92A.500 to each stockholder who did not approve the Reincorporation. This written dissenter’s notice and form will contain instructions for eligible stockholders to validly exercise dissenter’s rights of appraisal if they elect to do so.

(1)	The foregoing number of shares and the price per share do not give effect to a 1-for-5 reverse stock split of the Company’s shares of common stock that became effective December 27, 2013.

As a result of the Reincorporation:

•	the affairs of the Company ceased to be governed by the Nevada Revised Statutes, the Company’s existing Articles of Incorporation and the Company’s existing Bylaws, and the affairs of the Company became subject to the General Corporation Law of the State of Delaware, the Delaware Certificate of Incorporation and the Delaware Bylaws;

•	the Company as a Delaware corporation is deemed to be the same entity as the Company was as a Nevada corporation for all purposes under the laws of Delaware, with the Company’s existence as a Delaware corporation deemed to have commenced when it was initially formed in Nevada;

•	each outstanding share of common stock of the Company as a Nevada corporation automatically converted into an outstanding share of common stock of the Company as a Delaware corporation;

•	each outstanding option, warrant or other convertible right to acquire shares of common stock of the Company as a Nevada corporation converted into an equivalent option, warrant or other convertible right to acquire, upon the same terms and conditions (including the vesting schedule and exercise or conversion price per share applicable to each such option, warrant or other convertible right), the same number of shares of common stock of the Company as a Delaware corporation; and

•	each director and officer of the Company as a Nevada corporation continues to hold his or her respective position with the Company as a Delaware corporation.

Certain rights of the Company’s stockholders were also changed as a result of the Reincorporation by reason of differences between the Nevada Revised Statutes, the Company’s Articles of Incorporation and Bylaws as a Nevada corporation and the Delaware General Corporation Law and the Company’s Delaware Certificate of Incorporation and Delaware Bylaws as a Delaware corporation. Some of these differences are summarized in the Information Statement under the section entitled “Reincorporation of the Company to the State of Delaware from the State of Nevada – Changes to Stockholder Rights Before and After the Reincorporation”, which summary is incorporated in its entirety herein by reference.

The Reincorporation does not affect the trading of the Company’s shares of common stock on the OTC Bulletin Board in any respect. The Company, as a Delaware corporation, will continue to file periodic reports and other documents as and when required by the rules and regulations of the SEC.

Stockholders who are holding their shares of commons stock of the Company in electronic form at brokerage firms do not have to take any action as a result of the Reincorporation.

Stockholders holding paper certificates representing outstanding shares of common stock of the Company also do not need to take any action as a result of the Reincorporation because each stock certificate continues to represent the same number of shares of common stock of the Company as a Delaware corporation.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing description of the Reincorporation, the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed herewith as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, and incorporated herein by reference.

In connection with the Reincorporation, the Company also adopted a new form of common stock certificate, a copy of which is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Plan of Conversion of Vapor Corp., dated November 21, 2013

3.1	Articles of Conversion, effective December 31, 2013, as filed by Vapor Corp. with the Secretary of State of the State of Nevada

3.2	Certificate of Conversion, effective December 31, 2013, as filed by Vapor Corp. with the Secretary of State of the State of Delaware

3.3	Certificate of Incorporation, effective December 31, 2013, as filed by Vapor Corp. with the Secretary of State of the State of Delaware

3.4	Bylaws, effective December 31, 2013

4.1	Form of Common Stock Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR CORP.
(Registrant)

By:	/s/ Harlan Press
Harlan Press
Chief Financial Officer

Date: December 31, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Conversion of Vapor Corp., dated November 21, 2013

3.1	Articles of Conversion, effective December 31, 2013, as filed by Vapor Corp. with the Secretary of State of the State of Nevada

3.2	Certificate of Conversion, effective December 31, 2013, as filed by Vapor Corp. with the Secretary of State of the State of Delaware

3.3	Certificate of Incorporation, effective December 31, 2013, as filed by Vapor Corp. with the Secretary of State of the State of Delaware

3.4	Bylaws, effective December 31, 2013

4.1	Form of Common Stock Certificate